UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 5, 2008

BPZ Resources, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation)	001-12697 (Commission File Number)	33-0502730 (I.R.S. Employer Identification No.)

580 Westlake Park Blvd., Suite 525 Houston, Texas 77079 (Address of Principal Executive Offices)

(281) 556-6200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information in Item 8.01 below is incorporated herein by reference.

Item 8.01 Other Events.

On March 5, 2008, BPZ Resources, Inc. (the “Company”) issued a press release announcing certain financial condition information of the Company, including its proved oil and gas reserves and capital expenditure information for the year ending December 31, 2007, and certain capital budget information for fiscal year 2008.  A copy of the press release, dated March 5, 2008, is filed as Exhibit 99.1 to this report, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	BPZ Resources, Inc. Press Release, dated March 5, 2008, and filed with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: March 5, 2008	By:	/s/Edward G. Caminos
	Name:	Edward G. Caminos
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	BPZ Resources, Inc. Press Release, dated March 5, 2008, and filed with this report.